UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2006

                                 SUPERVALU INC.
             (Exact name of registrant as specified in its charter)


         Delaware                         1-5418              41-0617000
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 (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


                    11840 Valley View Road
                    Eden Prairie, Minnesota                      55344
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           (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
                                                   --------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
---------     ---------------------------------------------

On April 18, 2006, SUPERVALU INC. issued a News Release announcing its financial results for the fiscal year ended February 25, 2006, and commenting on its pending acquisition of retail properties from Albertson's, Inc. A copy of the News Release issued by SUPERVALU INC. in connection with this Item 2.02 is attached as Exhibit 99.1 and incorporated by reference herein.


Item 9.01.    Financial Statements and Exhibits.
---------     ---------------------------------

         (c). Exhibits.

              A News Release issued by SUPERVALU INC. on April 18, 2006, is attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUPERVALU INC.
                                      (Registrant)

Date:  April 18, 2006


                                       By: /s/ John P. Breedlove
                                          -------------------------------------
                                           John P. Breedlove
                                           Associate General Counsel,
                                              Corporate Secretary
                                           (Authorized Officer of Registrant)

                                  EXHIBIT INDEX

Exhibit           Description of Exhibit

99.1       News Release of SUPERVALU INC., dated April 18, 2006